Exhibit 99.1

Investor Presentation February 2026 Building the Asymmetric Edge that Shapes the Future of Defense Nasdaq: DFNS

This presentation contains forward - looking statements, as that term is defined under the Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts are "forward - looking statements" within the meaning of U . S . federal securities laws . In some cases, you can identify forward - looking statements by terminology such as “expects”, “projects”, “will”, “believes”, “plans”, “objective”, “estimates” and other words of similar meanings or comparable terminology referencing future events, conditions or circumstances . T 3 Defense cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors including, without limitation, the risks discussed under the heading “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission . You are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date on which they were made . T 3 Defense undertakes no obligation to update any forward - looking statements contained in this presentation to reflect events that occur or circumstances that exist after the date of this presentation, except as required by law . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . The information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information . Information in this presentation is not an offer to sell securities or the solicitation of an offer to buyer securities, nor shall there be any sale of securities in any jurisdiction n which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . 2

As of February 9, 2026 25.3 Million Shares Outstanding $2.39 Share Price $60.5 Million Market Capitalization 1.7 Million Avg. 3 - Month Trading Volume About T 3 Defense 3 Aerospace & defense company pursuing a disciplined global M&A strategy. Completed several strategic acquisitions, established joint ventures and made investments in key defense markets. Seeks to build scale, leveraging expected growth in the sector. Targets small/mid - sized companies whose growth has been constrained by lack of access to capital. Led by industry veterans with decades of experience. Recently completed name change to T3 Defense Inc. (NASDAQ: DFNS) – formerly known as Nukkleus Inc. (NUKK)

Strategy Dominating the Modern Battlefield Intentionally Designed Portfolio Organically Grow Faster In Defense Programs Build Scale and Compound Value We acquire and scale next - generation defense companies operating at the forefront of the modern battlefield. Our portfolio spans AI - enabled systems, robotics, unmanned platforms, counter - drone technologies, and autonomous mission solutions. Through disciplined capital allocation and operational integration, we build a unified ecosystem engineered for strategic advantage. 1 2 3 4

Investment Opportunity

T3 DEFENSE INC

2025 was a transformational year for T3 Defense

- *Completed three acquisitions (Star26, Tiltan, Nimbus Drones)*
- *Signed several distribution agreements and entered joint-ventures*
- *Current portfolio expected to generate **revenues of $20-22 million in 2026**.*

Positioned to take advantage of increased military spending on a global scale

- *US, Israel, and NATO countries are focusing on rebuilding their military and capabilities.*

Well-defined growth strategy for 2026 and beyond

- *Organically: Increase profitably of acquired businesses*
- *M&A: Targeting small/mid-sized private companies.*

Pipeline of over 400 identified targets:

- *Tier-2 and Tier-3 manufacturers with strong customer relationships, and robust order backlogs*
- *Often capacity-and resource-constrained*

Established businesses

- *$10 million to $150 million in annual revenue*
- *Presenting clear path to profitability*

Operating in strategically prioritized clusters:

- *Drones and autonomous vehicles*
- *Manufacturing and industrial processing*
- *Tactical robotic platforms*
- *Counter-drone systems*
- *AI software and system integration*

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• Manufacturing & Industrial Processing Foundational Manufacturing Layer • Mobility, Energy & Tactical Platforms Platform Systems Layer • Drones & Counter - Drone Systems • Tactical Robotic Platforms Tactical Technologies Layer • AI, Software & Software Systems Integration Software & Integration Layer 6

THE DEFENSE INDUSTRY:
A New Era

“The defense industry is entering a pivotal era, where AI for defense, UAVs, aerospace innovation, and resilience against GPS denial are essential. Our mission is to acquire and strengthen companies with mission-critical technologies, giving them the means to grow and contribute to stronger national defense networks. The return on this mission is not measured solely in financial terms, but in building a safer, more secure world for generations to come.”

Menny Shalom, CEO of T3 Defense

“ReArm Europe: The EU's €800-Billion Defense Plan”

The European Commission has proposed measures that could create up to €650 billion in additional fiscal space for defense over the next four years, with the broader ReArm Europe initiative potentially mobilizing up to €800 billion in total, including loans and other financial instruments[1][2][3].


T3 DEFENSE INC
"Take calculated risks. That is quite different from being rash."
- General George Patton

(1) https://www.bloomberg.com/news/articles/2025-05-15/pentagon-says-it-has-crafted-initial-golden-dome-plan?embedded-checkout=true
(2) https://www.cnbc.com/2025/03/20/european-leaders-push-for-even-more-defense-spending.html

(3) https://www.statista.com/chart/34051/eu-plan-to-boost-defense-spending/

THE DEFENSE INDUSTRY: Shifting Towards a Potential Global Arms Race $1.5 Trillion Trump administration proposed US' defense budget for 2026 ( Source - $1.5T Budget proposal ) $2.4 Billion NATO defense budget in 2026 (sourc e – NAT O funding) $ 3.5 Trillion Global military expenditure by 2032 ( Sourc e – Global military expenditure ) 8

Current Portfolio 9

Joint Ventures Distribution Agreements SC I I A cqu i s i t io n Corporation (NASDAQ: SCIIU) Investments Sponsor of a SPAC The T 3 Defense Portfolio * 10 * T3 Defense issued a convertible loan issued to ITS, which owns Positech. T3 Defense expects to be able to convert this loan into 51% equity stake of the companies with no additional cash commitment. *

Our Accomplishments To Date

T3 DEFENSE INC

Ecosystem of Products and Services

Defense AI, Simulation & GNSS Denied Navigation (TILTAN Software Engineering Lt)

High-fidelity simulation, synthetic data for defense genAI, autonomous drone software, 3D mapping/visualization, and GNSS denied navigation supporting land, sea, air, and space operations.

Tactical Energy & Rugged Field Infrastructure (RIMON)

Vertically integrated manufacturer of tactical energy systems, drone-related capabilities, and rugged infrastructure deployed in high-intensity environments, including Israel's Iron Dome architecture.

Drone Payloads & UAS/C-UAS (BLADERANGER, nimbus WHERE FUTURE FLIES)

BladeRanger provides advanced drone payload solutions and integrated hardware/software for ISR and tactical support, while Nimbus contributes UAS and counter-UAS operations and services expertise.

Motion Control & Stabilization (its. POSITECH.)

Precision motion-control and stabilization systems that improve tracking, targeting, and sensor performance across defense platforms.

Growth, Deal Sourcing & Commercialization Engines

STAR26

Acts as the group's growth engine, identifying, acquiring, and scaling high-potential defense technology businesses from autonomy to command-and-control, tightly linking innovators to defense customers.

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MANDRAGOLA

Defense- and dual-use-focused investment and business development platform that sources deals, structures commercialization pathways, and opens access to global capital and strategic partnerships.

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Star26 acquisition closed in January 2026, bringing several operating companies under the T3 Defense umbrella: 12 1. Militar y Dron e (UAV ) Marke t Size , Shar e & Trends , 202 5 t o 2030 2. Partially owned entity Enhances T 3 Defense’s position across the military UAV and UAS value chain, which is expected to grow to approximately $ 23 billion by 2030 (1) . Aligns complementary technologies within T 3 Defense’s growing defense portfolio, enabling closer coordination across unmanned platforms, AI, motion control, power systems, command - and - control capabilities .

B. Rimon is a leading Israeli defense manufacturer providing mission - specific mobility, energy, and tactical systems, including bespoke C2 vehicles and power solutions, to global military and law - enforcement customers. Recently secured approximately $4.1 million in new multi - year contracts to manufacture components for the Iron Dome missile defense system and other active defense programs, adding predictable, long - term revenue visibility. 13

AI - powered unmanned control rooms Autonomous physical security solutions Integrates drones, robots, IoT, and traditional systems Fully owned Water.io subsidiary Zorronet is pioneering AI - powered unmanned control rooms and physical security solutions. It integrates drones, IoT sensors, and traditional security cameras into a single platform that simulates human decision - making. 14

ITS* develops advanced engineering systems, including custom machinery, 3D printing systems, and custom production lines. They deliver build - to - spec and build - to - print solutions for complex industrial and defense applications. DFM - Driven Product Development Excellence End - to - End Turnkey Engineering Solutions Agile Industrial Systems for Production Client - Focused Partnership for Success 15 * T3 Defense issued a convertible loan issued to ITS, which owns Positech. T3 Defense expects to be able to convert this loan into 51% equity stake of the companies with no additional cash commitment.

Positech* develops custom high - precision motion - control systems that enable precise targeting, tracking, and stabilization across various defense platform for land, naval and aerial systems. 14

Tiltan is a leading developer of synthetic data for AI for defense, advanced GIS mapping solutions, and GPS - denied navigation technologies. With more than 30 years of experience, Tiltan develops mission - ready systems trusted by governments, defense contractors, and commercial organizations worldwide. 17

Israeli aerospace robotics company specializing in… Design, production and operation of fully customized unmanned aerial systems for professional applications in critical industries and services. Comprehensive UAV solutions for… Drone systems sales, maintenance, mapping & surveying, aerial imaging, red - team simulation for defense exercises, counter - UAS R&D, and certified flight training programs. Diverse customer base… Across defense, public sector, commercial, and agricultural industries. Airports Energy Security Complex Deliveries Environment 18

Partnerships & Joint Ventures 19

BladeRanger builds advanceddrone payload systems for defense, homeland security, and solar applications. T3 Defense, via a subsidiary, is the exclusive U.S. distributor of the company’s drone payloads for law enforcement and civilian applications. 20

01 Joint venture forms the basis of T3 Defense’s European A&D operations NATO - compliant European logistics hub Civilian and defense aviation sectors 02 03 04 T3 Defense, via a subsidiary, launched a joint venture with Mandragola in civil and defense aviation to establish NATO - compliant logistics and MRO facilities in Europe, Asia, and LATAM through partnerships with local organizations. 21 MRO services

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$10M $150M 4x – 7x 10x – 15x 23

37.4x E BI T D A 21x E BI T D A Public Peer Group Valuation 4.5 3.9 21 0 5 10 15 20 30 25 35 40 Privately Held A&D Companies * Publicly Listed A&D Companies ** Public vs. Privately Held A&D Companies EBITDA Multiples 37.4 Average Median Private - market A&D EBITDA multiples lag public peers, creating a clear valuation disconnect and providing a strong investment opportunity. * Source – T3 Defense targets ** Source - FactSet 24

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Menny Shalom CEO m@t3dfns.com Guy Gordon Head of Communications guy@t3dfns.com Lena Cati 212 - 836 - 9611 l cati@theequitygroup.com Val Ferraro 212 - 836 - 9612 vferraro@theequitygroup.com